UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AVEO PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT SUPPLEMENT

AVEO PHARMACEUTICALS, INC.

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2020

This Supplement relates to the Proxy Statement of AVEO Pharmaceuticals, Inc. (the “Company”), dated April 28, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

Change in Location of Annual Meeting

Due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting, to be held on June 10, 2020 at 10:00 a.m. Eastern Time, has been changed. The Annual Meeting will be held over the internet in a virtual meeting format, via live webcast. You will be able to attend the Annual Meeting only via the webcast.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company to announce the virtual meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, you should contact Karuna Rubin, Secretary, at (857) 400-0101 or Morrow Sodali LLC, our proxy solicitor assisting us in connection with the Annual Meeting, at 1-800-607-0088 or AVEO.info@investor.morrowsodali.com.

AVEO Announces Change to Virtual Annual Meeting of Stockholders

BOSTON, Mass. – May 27, 2020 – AVEO Oncology (NASDAQ: AVEO) today announced that due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of its stockholders, employees and communities, the location of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed to a virtual meeting. As previously announced, the Annual Meeting will be held on June 10, 2020 at 10:00 a.m. Eastern Time, but will be held via live audio webcast. Stockholders will be able to attend the Annual Meeting only via the webcast.

As described in the proxy materials for the Annual Meeting previously distributed, stockholders are entitled to attend and vote at the Annual Meeting if they were a stockholder at the close of business on April 15, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder’s bank, brokerage firm or other nominee as of such record date. To access, participate in, and vote at the Annual Meeting at www.proxydocs.com/AVEO, stockholders must enter the control number found on their proxy card, voting instruction form or notice they previously received. You will need to register to attend the Annual Meeting at www.proxydocs.com/AVEO by no later than Monday, June 8, 2020 at 5:00 p.m. Eastern Time. A list of registered stockholders will also be available to record holders during the Annual Meeting.

For additional information regarding how stockholders may attend, participate in and/or vote at the virtual Annual Meeting, please refer to AVEO’s additional proxy material filed with the U.S. Securities and Exchange Commission today, which can also be accessed on AVEO’s website at www.aveooncology.com.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote a stockholder’s shares in connection with the Annual Meeting.

About AVEO

AVEO is developing an oncology pipeline designed to provide a better life for patients with cancer. AVEO’s strategy is to focus its resources toward development and commercialization of its product candidates in North America, while leveraging partnerships to support development and commercialization in other geographies. AVEO’s lead candidate, tivozanib (FOTIVDA®) is approved in the European Union, the United Kingdom, Norway, New Zealand and Iceland for the treatment of adult patients with advanced renal cell carcinoma. AVEO is working to develop and commercialize tivozanib in North America as a treatment for renal cell carcinoma, hepatocellular carcinoma and other cancers. Ficlatuzumab (HGF MAb) is in a Phase 2 clinical trial in head and neck cancer and has reported early clinical data in pancreatic cancer. AVEO’s earlier-stage pipeline includes several monoclonal antibodies in oncology development, including AV-203 (anti-ErbB3 MAb), AV-380 (GDF15 MAb) and AV-353 (Notch 3 MAb). For more information, please visit AVEO’s website at www.aveooncology.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of AVEO within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Actual results or events could differ materially due to a number of important factors, including risks discussed in the section titled “Risk Factors” in AVEO’s most recent Annual Report on Form 10-K, its quarterly reports on Form 10-Q and its other filings with the SEC. The forward-looking statements in this press release represent AVEO’s views as of the date of this press release. AVEO anticipates that subsequent events and developments may cause its views to change. While AVEO may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing AVEO’s views as of any date other than the date of this press release.

AVEO Contact:

David Pitts, Argot Partners

(212) 600-1902

aveo@argotpartners.com

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2020

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders, or Annual Meeting, of AVEO Pharmaceuticals, Inc. will be held on Wednesday, June 10, 2020 at 10:00 a.m., Eastern Time, over the Internet in a virtual meeting format, via live webcast.

At the meeting, stockholders will consider and vote on the following matters:

1.	To elect six directors, each to serve for a one-year term expiring at the 2021 annual meeting of stockholders;

2.	To approve an advisory vote on executive compensation;

3.	To approve an amendment to the AVEO Pharmaceuticals, Inc. 2019 Equity Incentive Plan to increase the number of shares available for issuance under the plan and to make certain other changes; and

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Stockholders will also act on any other business that may properly come before the Annual Meeting or any adjournment thereof.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in and vote at the Annual Meeting if you were a stockholder at the close of business on April 15, 2020, referred to as the record date, or hold a legal proxy for the meeting provided by your bank, brokerage firm or other nominee as of such record date. You will be able to attend the Annual Meeting, vote and submit questions by accessing www.proxydocs.com/AVEO and entering the control number on the proxy card or Notice of Internet Availability of Proxy Materials, or Notice, previously received. You will need to register to attend the Annual Meeting at www.proxydocs.com/AVEO by no later than Monday, June 8, 2020 at 5:00 p.m. Eastern Time. You will be emailed an individual link to attend the virtual Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership and examine a list of our registered stockholders, will be provided in your email communications.

You will not be able to attend the Annual Meeting physically in person. If you have technical difficulties or trouble accessing the virtual meeting, there will be technicians ready to assist you. If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting registration page, and in your email communications.

Whether or not you attend the Annual Meeting virtually, we urge you to vote your shares by following the instructions in the Notice and submitting your proxy by the Internet, telephone or by signing, dating and returning the proxy card in order to ensure the presence of a quorum.

All stockholders are extended a cordial invitation to attend the Annual Meeting virtually.

By Order of the Board of Directors,

Michael P. Bailey
President and Chief Executive Officer
Boston, Massachusetts
May 27, 2020